                                                                   Exhibit 10.3

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This Agreement dated as of July 30, 1998 is entered into by and among Entrust Technologies Inc., a Maryland corporation (the "Company"), those persons listed on Exhibit A attached hereto (the "Purchasers"), Northern Telecom Inc., a
          ------- -
Delaware corporation ("NTI"), and Northern Telecom Limited, a Canadian corporation ("NTL").

     WHEREAS, the Company, the Purchasers, NTI and NTL desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Articles of Restatement" means the Articles of Amendment and
           -----------------------
Restatement to the Articles of Incorporation of the Company, as amended from time to time.

          "Commission" means the Securities and Exchange Commission, or any
           ----------
other Federal agency at the time administering the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Nortel Stockholders" means NTI, NTL and any persons or entities to
           -------------------
whom the rights granted under this Agreement are transferred by NTI, NTL, their successors or assigns pursuant to Section 14 hereof.

          "Nortel Registrable Shares" means the Registrable Shares derived from
           -------------------------
the shares of capital stock of the Company specified in clauses (iii), (iv) and
(v) of the definition of "Shares."
                          ------

          "Purchaser Stockholders" means the Purchasers and any persons or
           ----------------------
entities to whom the rights granted under this Agreement are transferred by any Purchasers, their successors or assigns pursuant to Section 14 hereof.

          "Purchasers' Registrable Shares" means the Registrable Shares derived
           ------------------------------
from the shares of capital stock of the Company specified in clauses (i), (ii) and (v) of the definition of "Shares."
                              ------

          "Registration Statement" means a registration statement filed by the
           ----------------------
Company with the Commission for a public offering and sale of Series A Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registration Expenses" means the expenses described in Section 5.
           ---------------------

          "Registrable Shares" means (i) the shares of Series A Common Stock
           ------------------
included in the definition of Shares or issued or issuable upon conversion or exchange of the Shares (including shares of Series A Common Stock issued or issuable upon the concurrent exchange of Shares and Exchangeable Shares of Entrust Technologies Limited) and (ii) any other shares of Series A Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassification, recapitalizations, or similar events); provided, however, that
                                                         --------  -------
shares of Series A Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 14 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Series A Common Stock issuable upon conversion or exchange of the Shares even if such conversion or exchange has not yet been effected.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Series A Common Stock" means the Series A Common Stock, $.01 par
           ---------------------
value per share, of the Company; provided, that at such time as the Series A
                                 --------
Common Stock shall be redesignated as Common Stock, $.01 par value per share ("Common Stock"), then all references in this Agreement to Series A Common Stock shall mean Common Stock.

          "Shares" means (i) the shares of Series B Common Stock, $.01 par value
           ------
per share ("Series B Common Stock"), of the Company specified in Subsection 1.2 of the Series B Common Stock Purchase Agreement, dated as of December 31, 1996, between the Company and the Purchasers, (ii) the shares of Series B Non-Voting Common Stock, $.01 par value per share, of the Company issued to Societe Generale Investment Corporation ("Societe Generale") in connection with the Series B Non-Voting Common Stock Purchase Agreement, dated as of January 31, 1997, between the Company and Societe Generale, or the shares of Series B Common Stock issued or issuable upon exchange of such shares, (iii) the shares of Series A Common Stock specified in Section 5.02(c) of the NTI-ETI Transfer Agreement, dated as of December 31, 1996, between the Company and NTI, (iv) the shares of Special Voting Stock, $.01 par value per share, of the Company specified in the Subscription Agreement, dated as of December 21, 1996, between the Company and NTL and (v) any other shares of capital stock of the Company issued in respect of the shares described in clauses (i), (ii), (iii) and (iv) (because of stock splits, stock dividends, reclassifications or similar events).

          "Stockholders" means the Purchaser Stockholders and the Nortel
           ------------
Stockholders.

     2.   Required Registrations.
          ----------------------

          (a) For purposes of this Agreement, a "Qualified Initial Public Offering" means an initial public offering of Series A Common Stock pursuant to a registration statement under the Securities Act in which the aggregate public offering price is at least $35,000,000 and the per share price is equal to or greater than a percentage (the "Multiplier") of the Conversion Price, as defined in Part IV, Section B.4 of the Articles of Restatement, such Multiplier being 150% until January 1, 1999 and thereafter annually increasing by 10% of the then current Multiplier.

          (b) At any time after the earlier of (i) December 31, 2000 or (ii) one year following a Qualified Initial Public Offering, a Purchaser Stockholder or Purchaser Stockholders holding in the aggregate at least 35% of the Purchasers' Registrable Shares may request, in writing, that the Company effect the registration on the appropriate Registration Statement of Registrable Shares owned by such Purchaser Stockholder or Purchaser Stockholders having an aggregate offering price of at least $5,000,000 (based on the then current market price or fair value). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided, that if
                                                             --------
the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then (i) all Purchaser Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered and (ii) if all Registrable Shares which such Purchaser Stockholders have requested to be registered shall be so registered, then the Nortel Stockholders shall participate in the registration of any remaining Registrable Shares pro rata based upon the number of Registrable Shares which such Nortel Stockholders have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use all commercially reasonable efforts to effect the registration on the appropriate Registration Statement of all Registrable Shares which the Company has been requested to so register.

          (c) At any time after the earlier of (i) December 31, 2000 or (ii) one year following a Qualified Initial Public Offering, a Nortel Stockholder or Nortel Stockholders may request, in writing, that the Company effect the registration on the appropriate Registration Statement of Registrable Shares owned by such Nortel Stockholder or Nortel Stockholders having an aggregate offering price of at least $5,000,000 (based on the then current market price or fair value). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect (i) to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election;

provided, that if the underwriter (if any) managing the offering determines
--------
that, because of marketing factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then (x) all Nortel Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered and (y) if all Registrable Shares which such Nortel Stockholders have requested to be registered shall be so registered, then the Purchaser Stockholders shall participate in the registration of any remaining Registrable Shares pro rata based upon the number of Registrable Shares which such Purchaser Stockholders have requested to be so registered, or
(ii) upon the first registration requested by a Nortel Stockholder or Nortel Stockholders under this Section 2(c) (provided that there has not been a previous demand registration request by any Purchaser Stockholder or Purchaser Stockholders that has been deemed to have been exercised pursuant to Section 2(d) hereof), if so requested in such written notice by such Stockholders holding in the aggregate at least 35% of the Purchasers' Registrable Shares, then such registration shall be deemed a registration under Section 2(b) hereof for all purposes of this Agreement, including for purposes of Section 2(d), and shall not be deemed a registration under this Section 2(c), and the rights of the parties to this Agreement shall be as provided under Section 2(b). Thereupon, the Company shall, as expeditiously as possible, use all commercially reasonable efforts to effect the registration on the appropriate Registration Statement of all Registrable Shares which the Company has been requested to so register.

          (d) The Company shall not be required to effect more than two (2) registrations pursuant to paragraph (b) above and more than three (3) registrations pursuant to paragraph (c) above; provided, however, that a demand
                                               --------  -------
right shall not be deemed to have been exercised pursuant to this Section 2 unless a Registration Statement shall have become effective with respect to at least 85% of all shares requested to be included therein and not have been interfered with by any order or requirement of the Securities and Exchange Commission or any other governmental agency or any court. In addition, the Company shall not be required to effect any registration within six months after the effective date of any other Registration Statement of the Company.

          (e) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 60 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.

     3.   Incidental Registration.
          -----------------------

          (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use all commercially reasonable efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, that the Company shall have the
                                  --------
right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

          (b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided, that no persons or entities other
                                     --------
than the Company and the Stockholders shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Series A Common Stock (giving effect to the conversion or exchange into Series A Common Stock of all securities convertible or exchangeable thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

     4.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of this Agreement to use all commercially reasonable efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) prepare and (in any event within 90 days of the expiration of the 20-day notice periods contemplated in Sections 2(b) and 2(c) above) file with the Commission a Registration Statement with respect to such Registrable Shares and use all commercially reasonable efforts to cause that Registration Statement to become and remain effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

          (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder;

          (d) as expeditiously as possible use all commercially reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholders; provided, however, that
                                                      --------  -------
the Company shall not be required in connection with this Section 4(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

          (e) notify each selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period set forth in Section 4(b) above, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, each such Stockholder shall not offer or sell any securities covered by such Registration Statement and shall return all copies of such prospectus to the Company if requested to do so by it), and at the request of any such Stockholder prepare and furnish to such Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and

          (f) furnish to each selling Stockholder addressed to it an opinion of counsel for the Company, dated the effective date of the Registration Statement, and use best efforts to furnish to each selling Stockholder a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the Registration Statement, covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

     5.   Allocation of Expenses.  The Company will pay all Registration
          ----------------------
Expenses of all registrations under this Agreement; provided, however, that if a
                                                    --------  -------
registration under Sections 2(b) or 2(c) is withdrawn at the request of the Purchaser Stockholders or Nortel Stockholders, as the case may be, requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Purchaser Stockholders or Nortel Stockholders elect not to have such registration counted as a registration requested under Section 2(d), such requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

     6.   Indemnification and Contribution.
          --------------------------------

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Stockholder selling such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to any such Stockholder,
--------  -------
underwriter or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Stockholder selling Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Stockholder furnished in writing to the Company by or on behalf of such Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such
                         --------  -------
Stockholder hereunder shall be limited to an amount equal to the proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who
shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as
--------  -------
provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay
                      --------  -------
such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be
         --------  -------
required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of
Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     7.   Indemnification with Respect to Underwritten Offering.  In the event
          -----------------------------------------------------
that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering and embodying provisions consistent with the terms of this Agreement.

     8.   Information by Holder.  Each Stockholder including Registrable Shares
          ---------------------
in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     9.   "Stand-Off" Agreement.  Each Stockholder, if requested by the Company
          ---------------------
and the managing underwriter of an offering by the Company of Series A Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that:
                                     --------

          (a) such agreement shall only apply to the first Registration Statement covering Series A Common Stock to be sold on its behalf to the public in an underwritten offering; and

          (b) all Stockholders holding not less than the number of shares of Series A Common Stock held by such Stockholder (including shares of Series A Common Stock issuable upon the conversion of Shares, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements.

     10.  Limitations on Subsequent Registration Rights.  The Company shall not,
          ---------------------------------------------
without the prior written consent of Stockholders holding at least two-thirds of the Nortel Registrable Shares and two-thirds of the Purchasers' Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms subordinated to the terms on which holders of Registrable Shares may include shares in such registration.

     11.  Rule 144 Requirements.  After the earliest of (i) the closing of the
          ---------------------
sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

          (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (b) use all commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     12.  Mergers, etc.  The Company shall not, directly or indirectly, enter
          ------------
into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization;

provided, however, that the provisions of this Section 12 shall not apply in the
--------  -------
event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     13.  Termination.  All of the Company's obligations to register Registrable
          -----------
Shares under this Agreement shall terminate on the fifth anniversary of the closing of the Company's first underwritten public offering of Series A Common Stock.

     14.  Transfers of Rights.  This Agreement, and the rights and obligations
          -------------------
of each Stockholder hereunder, may be assigned by such Stockholder to one or more persons or entities to which Shares are transferred by such Stockholder, at any time or from time to time, and each such transferee shall be deemed a "Stockholder" for purposes of this Agreement; provided, that such transferee
                                              --------
provides written notice of such assignment to the Company and that such transferee holds at least 200,000 Registrable Shares (as adjusted to reflect any stock split, dividend or other recapitalization).

     15.  General.
          -------

          (a) Notices.  All notices, requests, consents, and other
              -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to the Company, at Entrust Technologies Inc., 2323 North Central Expressway, Richardson, Texas 75080, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders, with a copy to John A. Burgess, Esq., Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

     If to NTL, at Northern Telecom Limited, 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, Attention: Corporate Secretary, or at or at such other address or addresses as may have been furnished in writing by NTL to the Company.

     If to NTI, at Northern Telecom Inc., 2221 Lakeside Boulevard 991/15/B40, Richardson, Texas 75039, Attention: General Counsel, or at such other address or addresses as may have been furnished in writing by NTI to the Company.

     If to a Purchaser, at his or its address set forth in the records of the Company, with a copy to Richard Stenberg, Esq., Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019.

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 15(a).

          (b) Entire Agreement/Effectiveness. This Agreement embodies the entire
              ------------------------------
agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. The Registration Rights Agreement, dated as of December 31, 1996, by and among the Company and certain stockholders, as amended by the Stockholder Agreement and Waiver, dated as of January 31, 1997, by and among the Company and certain stockholders (collectively, the "Original Registration Rights Agreement"), is hereby terminated and of no further force or effect; provided, that if the closing of a Qualified Initial Public Offering does not occur prior to the close of business on December 31, 1998, then this Agreement shall be terminated and of no further force or effect and the Original Registration Rights Agreement shall be in effect.

          (c) Amendments and Waivers.  Any term of this Agreement may be amended
              ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, the holders of at least two-thirds of the Nortel Registrable Shares and the holders of at least two-thirds of the Purchasers' Registrable Shares; provided, that this Agreement may be amended with the
                    --------
consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          (d) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          (e) Severability.  The invalidity or unenforceability of any provision
              ------------
of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (f) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Maryland, without giving effect to conflict-of-laws principles.

     Executed as of the date first written above.


                    ENTRUST TECHNOLOGIES INC.


                    By: /s/ John A. Ryan
                        ------------------------
                         Name:  John A. Ryan
                         Title: President and
                                 Chief Executive Officer


                    NORTHERN TELECOM LIMITED


                    By: /s/ William R. Kerr
                        ------------------------
                         Name:  William R. Kerr
                         Title:  Senior Vice President,
                                 Finance & Treasurer


                    By: /s/ Blair F. Morrison
                        ------------------------
                         Name:  Blair F. Morrison
                         Title:  Assistant Secretary


                    NORTHERN TELECOM INC.


                    By: /s/ Mary M. Cross
                        ------------------------
                         Name:  Mary M. Cross
                         Title:  President and
                                 Vice President, Finance


                    OLYMPUS EXECUTIVE FUND, L.P.
                    By:  OEF, L.P., its general partner
                    By:  RSM Corporation, its managing
                           general partner


                    By: /s/ Robert S. Morris
                        ------------------------
                         Name:  Robert S. Morris
                         Title:  President

                    OLYMPUS GROWTH FUND II, L.P.
                    By:  OGP II, L.P., its general partner
                    By:  RSM Corporation, its managing
                           general partner


                    By: /s/ Robert S. Morris
                        ------------------------
                         Name:  Robert S. Morris
                         Title:  President


                    ORCHID & CO., nominee for
                      T. Rowe Price Threshold Fund III,
                      L.P.
                    By:  T. Rowe Price Threshold Fund
                          Associates, Inc., General Partner


                    By: /s/ Junerose C. Sordoni
                        ------------------------
                         Name:  Junerose C. Sordoni
                         Title: Vice President


                    SOCIETE GENERALE INVESTMENT
                    CORPORATION


                    By: /s/ John J. Wagner
                        ------------------------
                         Name: John J. Wagner
                         Title: Vice President


                    MORGAN GUARANTY TRUST COMPANY
                    OF NEW YORK, AS TRUSTEE OF THE
                    MULTI-MARKET SPECIAL INVESTMENT
                    TRUST FUND OF MORGAN GUARANTY
                    TRUST COMPANY OF NEW YORK


                    By: /s/ Kurt Wolfgruber
                        ------------------------
                         Name: Kurt Wolfgruber
                         Title: Managing Director

                    MORGAN GUARANTY TRUST COMPANY
                    OF NEW YORK, AS TRUSTEE OF THE
                    COMMINGLED PENSION TRUST FUND
                    (MULTI-MARKET SPECIAL INVESTMENT
                    FUND II) OF MORGAN GUARANTY TRUST
                    COMPANY OF NEW YORK


                    By: /s/ Kurt Wolfgruber
                        ------------------------
                         Name: Kurt Wolfgruber
                         Title: Managing Director


                    MORGAN GUARANTY TRUST COMPANY
                    OF NEW YORK, AS INVESTMENT
                    MANAGER AND AGENT FOR THE
                    ALFRED P. SLOAN FOUNDATION
                    (MULTI-MARKET ACCOUNT)


                    By: /s/ Kurt Wolfgruber
                        ------------------------
                         Name: Kurt Wolfgruber
                         Title: Managing Director


                    ET INVESTORS, LLC

                    By:
                        ------------------------
                         Name:
                         Title:

                                   Exhibit A
                                   ---------

                               List of Purchasers
                               ------------------


ET Investors, LLC

Morgan Guaranty Trust Company of New York, as
Trustee of the Commingled Pension Trust Fund
(Multi-Market Special Investment Fund II) of
Morgan Guaranty Trust Company of New York

Morgan Guaranty Trust Company of New York, as
Investment Manager and Agent for the Alfred P.
Sloan Foundation (Multi-Market Account)

Morgan Guaranty Trust Company of New York, as
Trustee of the Multi-Market Special Investment
Trust Fund of Morgan Guaranty Trust Company of
New York

Olympus Executive Fund, L.P.

Olympus Growth Fund II, L.P.

Orchid & Co., nominee for T. Rowe Price Threshold
Fund III, L.P.

Societe Generale Investment Corporation